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                           [LOGO OF WOODEN & BENSON]

                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement, Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement (File No. 33-90350) of our report dated March 31, 1997, included in the Quantum Financial Holdings, Inc. Annual Report Form 10-K for the year ended December 31, 1996.


                                                   /s/ WOODEN & BENSON

May 14, 1997
Baltimore, Maryland